                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report -April 25, 2005
                        --------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of March 1, 2005, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2005-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-115371-04               52-2029487
------------------------     ---------------------     -----------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.        Other Events.
------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1A, AV-1B, AV-2, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the April 25, 2005 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     POPULAR ABS, INC.



                                       By:  /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO


Dated: April 25, 2005

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-2

                        Statement to Certificateholders

                                 April 25, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                                     ENDING
              FACE          PRINCIPAL                                                         REALIZED    DEFERRED      PRINCIPAL
CLASS        VALUE           BALANCE         PRINCIPAL         INTEREST          TOTAL         LOSSES     INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
 AF1     124,300,000.00   124,300,000.00     3,146,997.29       263,930.33     3,410,927.62        0.00        0.00   121,153,002.71
 AF2      23,000,000.00    23,000,000.00             0.00        84,620.83        84,620.83        0.00        0.00    23,000,000.00
 AF3      41,000,000.00    41,000,000.00             0.00       157,850.00       157,850.00        0.00        0.00    41,000,000.00
 AF4      30,600,000.00    30,600,000.00             0.00       130,687.50       130,687.50        0.00        0.00    30,600,000.00
 AF5      11,483,000.00    11,483,000.00             0.00        51,989.28        51,989.28        0.00        0.00    11,483,000.00
 AF6      13,000,000.00    13,000,000.00             0.00        54,166.67        54,166.67        0.00        0.00    13,000,000.00
 AV1A    110,143,000.00   110,143,000.00     1,533,460.51       241,029.60     1,774,490.11        0.00        0.00   108,609,539.49
 AV1B     27,536,000.00    27,536,000.00       383,368.61        61,848.92       445,217.53        0.00        0.00    27,152,631.39
 AV2      42,364,000.00    42,364,000.00       117,928.74        93,012.52       210,941.26        0.00        0.00    42,246,071.26
  M1      37,119,000.00    37,119,000.00             0.00       167,561.35       167,561.35        0.00        0.00    37,119,000.00
  M2      27,574,000.00    27,574,000.00             0.00       131,367.13       131,367.13        0.00        0.00    27,574,000.00
  M3       4,772,000.00     4,772,000.00             0.00        23,323.15        23,323.15        0.00        0.00     4,772,000.00
  M4       7,424,000.00     7,424,000.00             0.00        37,509.76        37,509.76        0.00        0.00     7,424,000.00
  M5       4,242,000.00     4,242,000.00             0.00        21,917.00        21,917.00        0.00        0.00     4,242,000.00
  M6       6,098,000.00     6,098,000.00             0.00        31,506.33        31,506.33        0.00        0.00     6,098,000.00
  B1       6,363,000.00     6,363,000.00             0.00        26,883.67        26,883.67        0.00        0.00     6,363,000.00
  B2       5,780,000.00     5,780,000.00             0.00        24,420.50        24,420.50        0.00        0.00     5,780,000.00
  B3       7,477,000.00     7,477,000.00             0.00        31,590.33        31,590.33        0.00        0.00     7,477,000.00
  R1               0.00             0.00             0.00             0.00             0.00        0.00        0.00             0.00
  R2               0.00             0.00             0.00             0.00             0.00        0.00        0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS   530,275,000.00   530,275,000.00     5,181,755.15     1,635,214.87     6,816,970.02        0.00        0.00   525,093,244.85
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  X      530,275,524.00   530,275,524.00             0.00             1.30             1.30        0.00        0.00   526,301,650.15
------------------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-2

                        Statement to Certificateholders

                                 April 25, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------ ---------------------
              FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------ ---------------------
                                                                                                                         CURRENT
                            BEGINNING                                                             ENDING                PASS-THRU
CLASS        CUSIP          PRINCIPAL        PRINCIPAL         INTEREST          TOTAL          PRINCIPAL     CLASS        RATE
------------------------------------------------------------------------------------------------------------ ---------------------
 AF1       73316PCA6      1,000.00000000    25.31775776       2.12333331      27.44109107     974.68224224       AF1     2.940000%
 AF2       73316PCB4      1,000.00000000     0.00000000       3.67916652       3.67916652   1,000.00000000       AF2     4.415000%
 AF3       73316PCC2      1,000.00000000     0.00000000       3.85000000       3.85000000   1,000.00000000       AF3     4.620000%
 AF4       73316PCD0      1,000.00000000     0.00000000       4.27083333       4.27083333   1,000.00000000       AF4     5.125000%
 AF5       73316PCE8      1,000.00000000     0.00000000       4.52749978       4.52749978   1,000.00000000       AF5     5.433000%
 AF6       73316PCF5      1,000.00000000     0.00000000       4.16666692       4.16666692   1,000.00000000       AF6     5.000000%
 AV1A      73316PCG3      1,000.00000000    13.92245090       2.18833335      16.11078425     986.07754910      AV1A     3.030000%
 AV1B      73316PCH1      1,000.00000000    13.92245097       2.24611127      16.16856225     986.07754903      AV1B     3.110000%
 AV2       73316PCJ7      1,000.00000000     2.78370173       2.19555566       4.97925739     997.21629827       AV2     3.040000%
  M1       73316PCK4      1,000.00000000     0.00000000       4.51416660       4.51416660   1,000.00000000       M1      5.417000%
  M2       73316PCL2      1,000.00000000     0.00000000       4.76416661       4.76416661   1,000.00000000       M2      5.717000%
  M3       73316PCM0      1,000.00000000     0.00000000       4.88750000       4.88750000   1,000.00000000       M3      5.865000%
  M4       73316PCN8      1,000.00000000     0.00000000       5.05250000       5.05250000   1,000.00000000       M4      6.063000%
  M5       73316PCP3      1,000.00000000     0.00000000       5.16666667       5.16666667   1,000.00000000       M5      6.200000%
  M6       73316PCQ1      1,000.00000000     0.00000000       5.16666612       5.16666612   1,000.00000000       M6      6.200000%
  B1       73316PCR9      1,000.00000000     0.00000000       4.22499921       4.22499921   1,000.00000000       B1      5.850000%
  B2       73316PCS7      1,000.00000000     0.00000000       4.22500000       4.22500000   1,000.00000000       B2      5.850000%
  B3       73316PCT5      1,000.00000000     0.00000000       4.22500067       4.22500067   1,000.00000000       B3      5.850000%
------------------------------------------------------------------------------------------------------------ ---------------------
TOTALS                    1,000.00000000     9.77182622       3.08371104      12.85553726     990.22817378
------------------------------------------------------------------------------------------------------------ ---------------------

------------------------------------------------------------------------------------------------------------ ---------------------
  X           n/a         1,000.00000000     0.00000000       0.00000245       0.00000245     992.50602061        X      0.000000%
------------------------------------------------------------------------------------------------------------ ---------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                 April 25, 2005
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)             Funds Allocable to Certificate Principal

                                           Group I Scheduled Principal                    346,856.20
                                           Group I Curtailments                            16,677.69
                                           Group I Prepayments                          2,049,889.72
                                           Group I Repurchases                                  0.00
                                           Group I Liquidation Proceeds                         0.00

                                           Group II-A Scheduled Principal                 117,345.01
                                           Group II-A Curtailments                          4,110.00
                                           Group II-A Prepayments                       1,348,555.99
                                           Group II-A Repurchases                               0.00
                                           Group II-A Liquidation Proceeds                      0.00

                                           Group II-B Scheduled Principal                  36,684.21
                                           Group II-B Curtailments                            880.89
                                           Group II-B Prepayments                          52,874.13
                                           Group II-B Repurchases                               0.00
                                           Group II-B Liquidation Proceeds                      0.00

                                           Extra Principal Distribution Amount          1,207,881.31

Sec. 4.03 (a)(ii)           Interest Distribution Amounts

                                           Interest Distribution - AF-1                   263,930.33
                                           Unpaid Interest - AF-1                               0.00
                                           Remaining Unpaid Interest - AF-1                     0.00

                                           Interest Distribution - AF-2                    84,620.83
                                           Unpaid Interest - AF-2                               0.00
                                           Remaining Unpaid Interest - AF-2                     0.00

                                           Interest Distribution - AF-3                   157,850.00
                                           Unpaid Interest - AF-3                               0.00
                                           Remaining Unpaid Interest - AF-3                     0.00

                                           Interest Distribution - AF-4                   130,687.50
                                           Unpaid Interest - AF-4                               0.00
                                           Remaining Unpaid Interest - AF-4                     0.00

                                           Interest Distribution - AF-5                    51,989.28
                                           Unpaid Interest - AF-5                               0.00
                                           Remaining Unpaid Interest - AF-5                     0.00

                                           Interest Distribution - AF-6                    54,166.67
                                           Unpaid Interest - AF-6                               0.00
                                           Remaining Unpaid Interest - AF-6                     0.00


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                 April 25, 2005
--------------------------------------------------------------------------------

               Interest Distribution - AV-1A                      241,029.60
               Unpaid Interest - AV-1A                                  0.00
               Remaining Unpaid Interest - AV-1A                        0.00

               Interest Distribution - AV-1B                       61,848.92
               Unpaid Interest - AV-1B                                  0.00
               Remaining Unpaid Interest - AV-1B                        0.00

               Interest Distribution - AV-2                        93,012.52
               Unpaid Interest - AV-2                                   0.00
               Remaining Unpaid Interest - AV-2                         0.00

               Interest Distribution - M-1                        167,561.35
               Unpaid Interest - M-1                                    0.00
               Remaining Unpaid Interest - M-1                          0.00

               Interest Distribution - M-2                        131,367.13
               Unpaid Interest - M-2                                    0.00
               Remaining Unpaid Interest - M-2                          0.00

               Interest Distribution - M-3                         23,323.15
               Unpaid Interest - M-3                                    0.00
               Remaining Unpaid Interest - M-3                          0.00

               Interest Distribution - M-4                         37,509.76
               Unpaid Interest - M-4                                    0.00
               Remaining Unpaid Interest - M-4                          0.00

               Interest Distribution - M-5                         21,917.00
               Unpaid Interest - M-5                                    0.00
               Remaining Unpaid Interest - M-5                          0.00

               Interest Distribution - M-6                         31,506.33
               Unpaid Interest - M-6                                    0.00
               Remaining Unpaid Interest - M-6                          0.00

               Interest Distribution - B-1                         26,883.67
               Unpaid Interest - B-1                                    0.00
               Remaining Unpaid Interest - B-1                          0.00

               Interest Distribution - B-2                         24,420.50
               Unpaid Interest - B-2                                    0.00
               Remaining Unpaid Interest - B-2                          0.00

               Interest Distribution - B-3                         31,590.33
               Unpaid Interest - B-3                                    0.00
               Remaining Unpaid Interest - B-3                          0.00

Interest Reductions

               Net Prepayment Interest Shortfalls                       0.00


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                 April 25, 2005
--------------------------------------------------------------------------------

                                       Relief Act Reductions                                     0.00

                                       Class AF-1 Interest Reduction                             0.00
                                       Class AF-2 Interest Reduction                             0.00
                                       Class AF-3 Interest Reduction                             0.00
                                       Class AF-5 Interest Reduction                             0.00
                                       Class AF-4 Interest Reduction                             0.00
                                       Class AF-6 Interest Reduction                             0.00
                                       Class AV-1A Interest Reduction                            0.00
                                       Class AV-1B Interest Reduction                            0.00
                                       Class AV-2 Interest Reduction                             0.00
                                       Class M-1 Interest Reduction                              0.00
                                       Class M-2 Interest Reduction                              0.00
                                       Class M-3 Interest Reduction                              0.00
                                       Class M-4 Interest Reduction                              0.00
                                       Class M-5 Interest Reduction                              0.00
                                       Class M-6 Interest Reduction                              0.00
                                       Class B-1 Interest Reduction                              0.00
                                       Class B-2 Interest Reduction                              0.00
                                       Class B-3 Interest Reduction                              0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                       Class AF-1 Available Funds Shortfall                      0.00
                                       Class AF-2 Available Funds Shortfall                      0.00
                                       Class AF-3 Available Funds Shortfall                      0.00
                                       Class AF-4 Available Funds Shortfall                      0.00
                                       Class AF-5 Available Funds Shortfall                      0.00
                                       Class AF-6 Available Funds Shortfall                      0.00
                                       Class AV-1A Available Funds Shortfall                     0.00
                                       Class AV-1B Available Funds Shortfall                     0.00
                                       Class AV-2 Available Funds Shortfall                      0.00
                                       Class M-1 Available Funds Shortfall                       0.00
                                       Class M-2 Available Funds Shortfall                       0.00
                                       Class M-3 Available Funds Shortfall                       0.00
                                       Class M-4 Available Funds Shortfall                       0.00
                                       Class M-5 Available Funds Shortfall                       0.00
                                       Class M-6 Available Funds Shortfall                       0.00
                                       Class B-1 Available Funds Shortfall                       0.00
                                       Class B-2 Available Funds Shortfall                       0.00
                                       Class B-3 Available Funds Shortfall                       0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                       Group I Beginning Pool Balance                  350,232,514.47
                                       Group I Ending Pool Balance                     347,819,090.86
                                       Group II-A Beginning Pool Balance               137,679,052.82
                                       Group II-A Ending Pool Balance                  136,209,041.82
                                       Group II-B Beginning Pool Balance                42,363,956.70
                                       Group II-B Ending Pool Balance                   42,273,517.47


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                 April 25, 2005
--------------------------------------------------------------------------------

                                           Total Beginning Pool Balance                                            30,275,523.99
                                           Total Ending Pool Balance                                               26,301,650.15

Sec. 4.03(a)(vi)            Servicing Fee

                                           Group I Servicing Fee                                                      145,930.21
                                           Group II-A Servicing Fee                                                    57,366.27
                                           Group II-B Servicing Fee                                                    17,651.65

Sec. 4.03(a)(viii)          Delinquency Advances

                                           Group I Delinquency Advances Included in Current Distribution            1,596,368.39
                                           Group I Recouped Advances Included in Current Distribution                       0.00
                                           Group I Recouped Advances From Liquidations                                      0.00
                                           Group I Aggregate Amount of Advances Outstanding                         1,596,368.39

                                           Group II-A Delinquency Advances Included in Current Distribution           800,794.05
                                           Group II-A Recouped Advances Included in Current Distribution                    0.00
                                           Group II-A Recouped Advances From Liquidations                                   0.00
                                           Group II-A Aggregate Amount of Advances Outstanding                        800,794.05

                                           Group II-B Delinquency Advances Included in Current Distribution           222,171.51
                                           Group II-B Recouped Advances Included in Current Distribution                    0.00
                                           Group II-B Recouped Advances From Liquidations                                   0.00
                                           Group II-B Aggregate Amount of Advances Outstanding                        222,171.51

Section 4.03(a)(ix) A       Group I,Group II-A, and Group II-B Loans Delinquent


      -----------------------------------------------------------------
                                 Group 1
      -----------------------------------------------------------------
        Period       Number          Principal Balance      Percentage
      -----------------------------------------------------------------
       0-30 days         98              14,349,196.70            4.13%
      -----------------------------------------------------------------
      31-60 days         11               1,236,155.20            0.36%
      -----------------------------------------------------------------
      61-90 days          1                 111,903.57            0.03%
      -----------------------------------------------------------------
        91+days           0                       0.00            0.00%
      -----------------------------------------------------------------
         Total          110              15,697,255.47            4.52%
      -----------------------------------------------------------------

      -----------------------------------------------------------------
                                 Group 2
      -----------------------------------------------------------------
        Period       Number          Principal Balance      Percentage
      -----------------------------------------------------------------
       0-30 days         41               7,324,520.99            5.38%
      -----------------------------------------------------------------
      31-60 days          3                 380,759.06            0.28%
      -----------------------------------------------------------------
      61-90 days          0                       0.00            0.00%
      -----------------------------------------------------------------
        91+days           0                       0.00            0.00%
      -----------------------------------------------------------------
         Total           44               7,705,280.05            5.66%
      -----------------------------------------------------------------

      -----------------------------------------------------------------
                                 Group 3
      -----------------------------------------------------------------
        Period       Number          Principal Balance      Percentage
      -----------------------------------------------------------------
       0-30 days          3               1,100,677.51            2.60%
      -----------------------------------------------------------------
      31-60 days          1                 416,000.00            0.98%
      -----------------------------------------------------------------
      61-90 days          0                       0.00            0.00%
      -----------------------------------------------------------------
        91+days           0                       0.00            0.00%
      -----------------------------------------------------------------
         Total            4               1,516,677.51            3.58%
      -----------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                 April 25, 2005
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B    Group I,Group II-A, and Group II-B Loans in Foreclosure

      ---------------------------------------------------------------------
                                    Group 1
      ---------------------------------------------------------------------
      Number                Principal Balance        Percentage
      ---------------------------------------------------------------------
           0                             0.00                         0.00%
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
                                     Group 2
      ---------------------------------------------------------------------
      Number                Principal Balance        Percentage
      ---------------------------------------------------------------------
           0                             0.00                         0.00%
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
                                     Group 3
      ---------------------------------------------------------------------
      Number                Principal Balance        Percentage
      ---------------------------------------------------------------------
           0                             0.00                         0.00%
      ---------------------------------------------------------------------

Sec. 4.03(a)(x),(xi)   Group I,Group II-A, and Group II-B Loans in REO

      ---------------------------------------------------------------------
                                     Group 1
      ---------------------------------------------------------------------
      Number                Principal Balance        Percentage
      ---------------------------------------------------------------------
           0                             0.00                         0.00%
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
                                     Group 2
      ---------------------------------------------------------------------
      Number                Principal Balance        Percentage
      ---------------------------------------------------------------------
           0                             0.00                         0.00%
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
                                     Group 3
      ---------------------------------------------------------------------
      Number                Principal Balance        Percentage
      ---------------------------------------------------------------------
           0                             0.00                         0.00%
      ---------------------------------------------------------------------

                                        Market Value of Group I REO Loans                                         0.00
                                        Market Value of Group II-A REO Loans                                      0.00
                                        Market Value of Group II-B REO Loans                                      0.00

 Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three Largest Loans

                                        Group I Three Largest Loans                                       2,063,548.90
                                        Group II-A Three Largest Loans                                    1,325,150.72
                                        Group II-B Three Largest Loans                                    2,240,035.97

Sec. 4.03(a)(xiii)       Net WAC Cap Carryover

                                        Class AF-1 Net WAC Cap Carryover Amounts Due                              0.00
                                        Class AF-1 Net WAC Cap Carryover Amounts Paid                             0.00
                                        Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                    0.00
                                        Class AV-1A Net WAC Cap Carryover Amounts Due                             0.00
                                        Class AV-1A Net WAC Cap Carryover Amounts Paid                            0.00
                                        Class AV-1A Net WAC Cap Carryover Remaining Amounts Due                   0.00
                                        Class AV-1B Net WAC Cap Carryover Amounts Due                             0.00
                                        Class AV-1B Net WAC Cap Carryover Amounts Paid                            0.00

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                 April 25, 2005
--------------------------------------------------------------------------------

                                           Class AV-1B Net WAC Cap Carryover Remaining Amounts Due     0.00
                                           Class AV-2 Net WAC Cap Carryover Amounts Due                0.00
                                           Class AV-2 Net WAC Cap Carryover Amounts Paid               0.00
                                           Class AV-2 Net WAC Cap Carryover Remaining Amounts Due      0.00
                                           Class B-1 Net WAC Cap Carryover Amounts Due                 0.00
                                           Class B-1 Net WAC Cap Carryover Amounts Paid                0.00
                                           Class B-1 Net WAC Cap Carryover Remaining Amounts Due       0.00
                                           Class B-2 Net WAC Cap Carryover Amounts Due                 0.00
                                           Class B-2 Net WAC Cap Carryover Amounts Paid                0.00
                                           Class B-2 Net WAC Cap Carryover Remaining Amounts Due       0.00
                                           Class B-3 Net WAC Cap Carryover Amounts Due                 0.00
                                           Class B-3 Net WAC Cap Carryover Amounts Paid                0.00
                                           Class B-3 Net WAC Cap Carryover Remaining Amounts Due       0.00

Sec. 4.03(a)(xiv)           Aggregate Principal Balance of Balloon Loans
                            with Original Terms <= 36 Months and 60+ Contractually Past Due

                                           Group I Aggregate Principal Balance of Balloon Loans        0.00
                                           Group II-A Aggregate Principal Balance of Balloon Loans     0.00
                                           Group II-B Aggregate Principal Balance of Balloon Loans     0.00

Sec. 4.03 (a)(xv),(xxii)    Realized Losses

                                           Group I Current Period Realized Losses                      0.00
                                           Group I Cumulative Realized Losses                          0.00
                                           Group II-A Current Period Realized Losses                   0.00
                                           Group II-A Cumulative Realized Losses                       0.00
                                           Group II-B Current Period Realized Losses                   0.00
                                           Group II-B Cumulative Realized Losses                       0.00

Sec. 4.03 (a)(xvi)          Reserve Fund

                                           Beginning Balance of Reserve Fund                           0.00
                                           Funds Withdrawn From Reserve Fund For Distribution          0.00
                                           Funds Deposited to Reserve Fund                             0.00
                                           Ending Balance of Reserve Fund                              0.00

Sec. 4.03 (a)(xvii)         Number of Loans Repurchased

                                           Group I Number of Loans Repurchased                         0.00
                                           Group II-A Number of Loans Repurchased                      0.00
                                           Group II-B Number of Loans Repurchased                      0.00


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-2

                                 April 25, 2005
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xviii)       Weighted Average Mortgage Rate of Outstanding Loans
                           (as of first day of related Due Period)

                                          Group I Weighted Average Mortgage Rate                                            6.95%
                                          Group II-A Weighted Average Mortgage Rate                                         7.00%
                                          Group II-B Weighted Average Mortgage Rate                                         6.86%

Sec. 4.03 (a)(xix)         Weighted Average Remaining Term of Outstanding Loans

                                          Group I Weighted Average Remaining Term                                            337
                                          Group II-A Weighted Average Remaining Term                                         356
                                          Group II-B Weighted Average Remaining Term                                         357

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts

                                          Overcollateralization Amount                                              1,208,405.30
                                          Overcollateralization Target Amount                                       7,954,132.86
                                          Overcollateralization Release Amount                                              0.00
                                          Overcollateralization Deficiency Amount                                   6,745,727.56

Sec. 4.03 (a)(xxiv)        Trigger Events

                                          Has a Trigger Event Occurred and is continuing?                                     NO
                                          Cumulative Realized Losses as a percentage of the Original Pool Balance           0.00%
                                          Senior Enhancement Percentage                                                    20.30%
                                          Senior Specified Enhancement Percentage                                          43.30%

Sec. 4.03 (a)(xxv)         60+ Day Delinquent Loans

                                          60+ Day Delinquent Loans as a percentage of the current Pool Balance              0.02%

Sec. 4.03 (a)(xxvi)        Amount of Funds Collected by Trustee under Yield Maintenance Agreement                           0.00
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